--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               MAXUS INCOME FUND
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               MAXUS EQUITY FUND
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              MAXUS LAUREATE FUND
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 MAXFUND TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               MAXUS INCOME FUND
                               MAXUS EQUITY FUND
                              MAXUS LAUREATE FUND
                                 MAXFUND TRUST
          (MAXUS OHIO HEARTLAND FUND AND MAXUS AGGRESSIVE VALUE FUND)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            To be Held April 4, 2000

     A Special Meeting of Shareholders of each Fund listed above will be held at the offices of Maxus Investment Group, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio, at 8:45 a.m., local time, on Tuesday, April 4, 2000, for the following purposes:

     1. To elect nine Trustees for each Fund.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record as of the close of business on February 25, 2000, are entitled to vote at the meeting or any adjournment thereof.

                                          Robert W. Curtin,
                                          Secretary

Cleveland, Ohio
March 7, 2000

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD (OR CARDS IF YOU OWN SHARES IN MORE THAN ONE
FUND). YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                PROXY STATEMENT

     The accompanying proxy (or proxies if you own shares in more than one Fund) is solicited by the Trustees of (1) Maxus Income Fund, (2) Maxus Equity Fund,
(3) Maxus Laureate Fund, and (4) MaxFund Trust (which includes Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund) (each a "Fund" and collectively the "Funds") for use at a Special Meeting of Shareholders of the Funds, to be held jointly at the offices of Maxus Investment Group, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio at 8:45 a.m., local time, on April 4, 2000.

     Shareholders may vote only on matters which concern the Fund or Funds in which they hold shares. Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund are separate portfolios of MaxFund Trust. Shares of Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund will be voted together as a single class for the election of Trustees of MaxFund Trust.

     Shareholders of record as of the close of business on the record date, February 25, 2000, are entitled to vote at the Special Meeting or any adjournment thereof. As of that date, there were issued and outstanding shares of beneficial interest of each Fund in the following amounts, each of which is entitled to one vote at the Special Meeting: Maxus Income Fund, 2,891,204; Maxus Equity Fund, 2,161,003; Maxus Laureate Fund, 2,310,798; and MaxFund Trust, 3,116,046 (Maxus Ohio Heartland Fund, 240,806; and Maxus Aggressive Value Fund, 2,875,240).

     This proxy statement and the accompanying proxy card(s) are being mailed to shareholders on or about March 7, 2000.

     THE FUNDS WILL FURNISH, WITHOUT CHARGE, A COPY OF THEIR ANNUAL REPORT TO ANY SHAREHOLDER WHO REQUESTS IT BY CONTACTING SHARON MAGUIRE, MAXUS INVESTMENT GROUP, THE TOWER AT ERIEVIEW, 36TH FLOOR, 1301 EAST NINTH STREET, CLEVELAND, OHIO 44114 (CALL TOLL-FREE 1-800-44-MAXUS).

                              SUMMARY OF PROPOSALS

     The following table summarizes the proposals described in this Proxy Statement and indicates whether or not a Fund's shareholders are solicited with respect to each proposal:

                                MAXUS INCOME       MAXUS EQUITY       MAXUS LAUREATE       MAXFUND
        PROPOSALS                   FUND               FUND                FUND             TRUST
        ---------               ------------       ------------       --------------       -------
1. Elect Trustees                    Yes                Yes                 Yes               Yes

     Shareholders of each Fund will vote separately with respect to each proposal upon which such shareholders are eligible to vote.

PROPOSAL 1. ELECTION OF TRUSTEES

     It is the intention of the persons named in the accompanying proxy card (or cards) to vote at the Special Meeting for the election of the nominees named below as Trustees of each Fund. Such nominees will, if elected, serve for an indefinite term. Each such nominee has consented to being named herein and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the persons named as proxies may vote for other persons in their discretion. A shareholder may instruct the persons named as proxies not to vote the shares represented by his proxy for any or all of the nominees for election. The affirmative vote of holders of a majority of shares represented at the meeting is required for election of such nominees.

INFORMATION CONCERNING NOMINEES

     The information concerning the nominees set forth in the following table is based in part on information received from the respective nominees and in part on the records of the Funds.

                                                                                       NUMBER AND
                                       PRINCIPAL OCCUPATION                       PERCENTAGE OF SHARES
  NAME AND POSITION                   DURING PAST FIVE YEARS                     BENEFICIALLY OWNED (1);
 WITH THE FUNDS (1)                           AND AGE                                 TRUSTEE SINCE
 ------------------                   ----------------------                     -----------------------
Richard A. Barone*     President of Maxus Securities Corp. (broker-dealer),   Income: 111,282 (3.9%); 1985
Chairman               Maxus Asset Management, Inc. (investment adviser) and  Equity: 10,964 (2); 1989
                       Resource Management Inc. dba Maxus Investment Group    Laureate: 10,000 (2); 1993
                       (financial services); Age 58                           Heartland: 30,000 (11.5%);
                                                                              1998
                                                                              Aggressive: 100,000 (4.6%);
                                                                              1998
Raj Aggarwal           Mellen Chair and Professor, John Carroll University;   Income: 0 (0%);
Trustee                Age 52                                                 Equity: 0 (0%);
                                                                              Laureate: 0 (0%);
                                                                              Heartland: 0 (0%);
                                                                              Aggressive: 0 (0%);
Denis J. Amato*        Chief Investment Officer, Gelfand, Maxus Asset         Income: 0 (0%); 1998
Trustee                Management, Inc. (investment adviser) since 1997;      Equity: 0 (0%); 1998
                       previously, Managing Director, Gelfand Partners Asset  Laureate: 0 (0%); 1998
                       Management (investment adviser); Age 54                Heartland: 10,000 (3.8%);
                                                                              1998
                                                                              Aggressive: 10,508 (2); 1998
Kent W. Clapp          Chairman, Medical Mutual of Ohio (health insurer);     Income: 0 (0%); 1998
Trustee                Age 53                                                 Equity: 0 (0%); 1998
                                                                              Laureate: 0 (0%); 1998
                                                                              Heartland: 295 (2); 1998
                                                                              Aggressive: 0 (0%); 1998
Robert Fritz           Retired; formerly Vice President -Employee Benefits    Income: 0 (0%);
Trustee                of Central National Bank, Society National Bank; Age   Equity: 0 (0%);
                       69                                                     Laureate: 0 (0%);
                                                                              Heartland: 0 (0%);
                                                                              Aggressive: 0 (0%);
Steven M. Kasarnich    President/Business Manager, Northeast Ohio District    Income: 0 (0%); 1998
Trustee                Council of Carpenters; Executive Secretary-Treasurer,  Equity: 0 (0%); 1998
                       Ohio State Council of Carpenters; Age 45               Laureate: 0 (0%); 1998
                                                                              Heartland: 263 (2); 1998
                                                                              Aggressive: 423 (2); 1998
Burton D. Morgan       Chairman, Morgan Bank (bank); President, Basic Search  Income: 12,141 (2); 1987
Trustee                Inc. (venture capital); Chairman, Multi-Color          Equity: 0 (0%); 1991
                       Corporation (printing); Chairman, Morgan Funshares,    Laureate: 0 (0%); 1993;
                       Inc. (mutual fund); Age 83                             Heartland: 0 (0%); 1998
                                                                              Aggressive: 0 (0%); 1998
Michael A. Rossi       Certified Public Accountant; Age 45                    Income: 0 (0%); 1989
Trustee                                                                       Equity: 0 (0%); 1990
                                                                              Laureate: 0 (0%); 1993
                                                                              Heartland: 0 (0%); 1998
                                                                              Aggressive: 0 (0%); 1998
Joseph H. Smith        Chief Financial Officer, Diocese of Cleveland; Age 48  Income: 0 (0%); 1998
Trustee                                                                       Equity: 481 (2); 1998
                                                                              Laureate: 655 (2); 1998
                                                                              Heartland: 0 (0%); 1998
                                                                              Aggressive: 0 (0%); 1998

* Mr. Barone and Mr. Amato are "interested persons" as defined by the Investment Company Act of 1940 (the "Act") of each Fund by reason of their relationship with Maxus Asset Management Inc.

(1) Shares beneficially owned as of December 31, 1999.

(2) Constitutes less than 1% of outstanding shares.

     As of December 31, 1999, all 12 officers and Trustees as a group beneficially owned the following numbers of shares (and percentages of outstanding shares): Maxus Income Fund, 123,572 (4.3%); Maxus Equity Fund, 13,027 (0.6%); Maxus Laureate Fund, 14,349 (0.8%); and MaxFund Trust 151,825
(6.2%) (consisting of Maxus Ohio Heartland Fund 40,691 (15.7%); and Maxus Aggressive Value Fund 111,134 (5.1%)).

     Four meetings of the Board of Trustees of each Fund were held during 1999. Each incumbent Trustee attended at least 75% of the meetings of the Board of Trustees during the year except Kent W. Clapp.

     None of the Funds has a standing audit committee or nominating committee of the Board of Trustees.

EXECUTIVE OFFICERS

     In addition to the Chairman of the Board (Mr. Barone), the Funds have the following executive officers:

NAME AND POSITION                       PRINCIPAL OCCUPATION DURING
WITH THE FUNDS (1)                          PAST FIVE YEARS; AGE
------------------                      ---------------------------
Alan G. Miller,         Portfolio Manager, Maxus Asset Management, Inc.; Age 52
President, Maxus
Laureate Fund
Robert J. Conrad,       Vice President, Resource Management Inc.; Age 36
Vice President
Robert W. Curtin,       Senior Vice President and Secretary, Maxus Securities Corp.;
Secretary               Age 55

(1) Mr. Miller has served since 1997, Mr. Conrad has served since 1998 and Mr. Curtin has served since 1994.

COMPENSATION OF TRUSTEES

     Each Trustee who is not an interested person of Maxus Asset Management, Inc. ("MAM") will receive from each Fund the following fees for each Board or shareholder meeting attended: $100 per meeting if the net assets of such Fund are under $10,000,000; $200 per meeting if the net assets of such Fund are between $10,000,000 and $50,000,000; or $300 per meeting if the net assets of such Fund are over $50,000,000. Such fees, which were the only compensation or benefits paid to incumbent Trustees, are summarized in the following table:
                               COMPENSATION TABLE

                        AGGREGATE      AGGREGATE       AGGREGATE      AGGREGATE        AGGREGATE           TOTAL
                       COMPENSATION   COMPENSATION   COMPENSATION    COMPENSATION    COMPENSATION      COMPENSATION
                       FROM INCOME    FROM EQUITY    FROM LAUREATE    FROM OHIO     FROM AGGRESSIVE   FROM ALL FUNDS
  NAME OF TRUSTEE*         FUND           FUND           FUND            FUND            FUND         PAID TO TRUSTEE
  ----------------     ------------   ------------   -------------   ------------   ---------------   ---------------
Richard A. Barone          $  0          $    0          $  0            $  0            $  0             $    0
Dennis J. Amato            $  0          $    0          $  0            $  0            $  0             $    0
Kent W. Clapp              $600          $  700          $500            $300            $400             $2,500
Steven M. Kasarnich        $800          $1,000          $600            $400            $500             $3,300
Burton D. Morgan           $800          $  900          $700            $400            $600             $3,400
Michael A. Rossi           $800          $1,000          $600            $400            $500             $3,300
Joseph H. Smith            $800          $1,000          $600            $400            $500             $3,300

* Raj Aggarwal and Robert Fritz were not Trustees during 1999.

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT

     The investments of each Fund are managed by MAM pursuant to an Investment Advisory and Administration Agreement (the "Agreement"). The Agreement provides that as compensation for its services to each Fund, MAM is entitled to receive from the Fund an annual fee of 1% of the first $150,000,000 of such

Fund's average daily net asset value and 0.75% of average daily net asset value in excess of $150,000,000, payable monthly. For 1999, MAM received management fees from each Fund in the following amounts: Maxus Income Fund, $333,569; Maxus Equity Fund, $472,564; Maxus Laureate Fund, $179,888; and MaxFund Trust $112,573 (Maxus Ohio Heartland Fund $20,556; and Maxus Aggressive Value Fund $92,017).

     MAM is a wholly-owned subsidiary of Resource Management Inc. ("RMI"). Richard A. Barone, Chairman of each Fund, is the president and controlling shareholder of RMI. Mr. Barone is the principal executive officer (president) and a Director of MAM.

     The Distributor of each Fund is Maxus Securities Corp ("MSC"), a wholly-owned subsidiary of RMI. The address of MSC is The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114.

TRANSFER AGENCY, PORTFOLIO PRICING AND RELATED SERVICES

     Each Fund has entered into an Administration Agreement with Mutual Shareholder Services ("MSS"), The Tower at Erieview, Suite 1005, 1301 East Ninth Street, Cleveland, Ohio 44114, pursuant to which MSS has agreed to act as each Fund's Transfer, Redemption and Dividend Disbursing Agent. In addition, each Fund has entered into an Accounting Services Agreement with MSS, pursuant to which MSS has agreed to provide portfolio pricing and related services. MSS is an affiliate of RMI, the parent company of MAM. For 1999, the Funds paid MSS the following amounts under the Administration Agreement and the Accounting Services
Agreement: Maxus Income Fund, $41,104; Maxus Equity Fund, $42,065; Maxus Laureate Fund, $30,281; MaxFund Trust $29,349; (Maxus Ohio Heartland Fund $5,635; and Maxus Aggressive Value Fund $23,714).

                              BENEFICIAL OWNERSHIP

     As of December 31, 1999, the only person known by Maxus Income Fund to be the beneficial owner of more than 5% of the outstanding shares of such Fund was Resource Management Inc., 1301 East Ninth Street, Cleveland, Ohio 44114, which owned 272,450 shares (9.5% of the outstanding shares) as of that date.

     As of December 31, 1999, the only person known by Maxus Equity Fund to be the beneficial owner of more than 5% of the outstanding shares of such Fund was Saxon & Company, P.O. Box 7780-1888, Philadelphia, Pennsylvania, 19182, which owned 144,504 shares (6.2% of the outstanding shares) as of that date.

     As of December 31, 1999, the only persons known by Maxus Ohio Heartland Fund to be the beneficial owner of more than 5% of the outstanding shares of such Fund were Resource Management Inc., 1301 East Ninth Street, Suite 3600, Cleveland, Ohio 44114, which owned 30,000 shares (11.5% of the outstanding shares), and National City Bank, P.O. Box 94984, Cleveland, Ohio 44101, which owned 27,624 shares (10.6% of the outstanding shares) as of that date.

     As of December 31, 1999, the only persons known by Maxus Aggressive Value Fund to be the beneficial owner of more than 5% of the outstanding shares of such Fund were Resource Management Inc., 1301 East Ninth Street, Cleveland, Ohio 44114, which owned 309,375 shares (14.1% of the outstanding shares), and Vincent
T. Aveni, 1512 Parkside Circle, Lyndhurst, Ohio 44124, who owned 211,734 shares (9.7% of the outstanding shares) as of that date.

     As of December 31, 1999, no person was known by Maxus Laureate Fund to be the beneficial owner of more than 5% of the outstanding shares of such Fund.

                                 OTHER MATTERS

     The Trustees know of no other business to be brought before the meeting except as set forth above. If, however, any other matters properly come before the meeting, the persons named in the enclosed proxy card(s) intend to vote on such matters in accordance with their best judgment.

                             REVOCATION OF PROXIES

     Any person giving a proxy has power to revoke it at any time prior to its exercise by executing a superseding proxy by submitting a notice of revocation to the Secretary of the Funds. In addition, a shareholder present at the meeting may withdraw his proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained therein. If no specification is made on a proxy, it will be voted for the election of Trustees.

                            SOLICITATION OF PROXIES

     Proxies will be solicited by mail and may also be solicited in person or by telephone by officers or Trustees of the Funds. The cost of preparing and mailing this statement and the accompanying proxy card(s) will be borne by the Funds.

     Although neither Ohio law nor the Declaration of Trust or By-laws of the Funds specifically provide for such matters, the policy and practice of each Fund is that properly executed proxies that are marked "abstain" or are held in street name by brokers will be counted for purposes of determining whether a quorum has been achieved at the Special Meeting.

                         PROPOSALS OF SECURITY HOLDERS

     Any shareholder wishing to submit a proposal to be considered at the next meeting of shareholders of the Funds must submit such proposal a reasonable time before the Fund solicits proxies in respect of such meeting. The mere submission of a proposal will not guarantee that such proposal will be presented at the meeting because, in order to be so presented, a proposal must meet certain requirements of the federal securities laws.

     The mailing address for the Funds is The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114.

                                          By order of the Trustees

                                          Robert W. Curtin,
                                          Secretary

March 7, 2000

PROXY                                                                      PROXY
                               MAXUS LAUREATE FUND

                 Special Meeting of Shareholders - April 4, 2000
                This Proxy is Solicited on Behalf of the Trustees

     The undersigned hereby appoints Richard A. Barone and Robert J. Conrad, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Maxus Laureate Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Maxus Investment Group, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio on April 4, 2000 at 8:45 a.m. local time, and any adjournments thereof.

(1) Election of trustees: (Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     RICHARD A BARONE,          DENIS J. AMATO,          BURTON D. MORGAN,
     RAJ AGGARWAL,              KENT W. CLAPP,           ROBERT FRITZ,
     STEVEN M. KASARNICH,       JOSEPH H. SMITH,         MICHAEL A. ROSSI

(2) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including the election of any person as a Trustee if any of the nominees named above is unable to serve or for good cause unwilling to serve and matters incident to the conduct of the Special Meeting.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
                   VOTED FOR PROPOSAL 1. PLEASE VOTE PROMPTLY.


(1)  ELECTION OF TRUSTEES (Vote for all         DATED:____________________, 2000
     nominees except as indicated above.)

                 WITHHOLD                       ________________________________
     FOR        AUTHORITY
    [   ]         [   ]                         ________________________________
                                                 (Signature of Shareholder(s))

                                                Please sign exactly as name
                                                appears above. When signing as
                                                attorney, executor,
                                                administrator, trustee or
                                                guardian, please give your title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign
                                                partnership name by authorized
                                                person. If a joint account,
                                                please provide both signatures.

PROXY                                                                      PROXY
                              MAXUS INCOME FUND

                 Special Meeting of Shareholders - April 4, 2000
                This Proxy is Solicited on Behalf of the Trustees

     The undersigned hereby appoints Richard A. Barone and Robert J. Conrad, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Maxus Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Maxus Investment Group, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio on April 4, 2000 at 8:45 a.m. local time, and any adjournments thereof.

(1) Election of trustees: (Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     RICHARD A BARONE,           DENIS J. AMATO,            BURTON D. MORGAN,
     RAJ AGGARWAL,               KENT W. CLAPP,             ROBERT FRITZ,
     STEVEN M. KASARNICH,        JOSEPH H. SMITH,           MICHAEL A. ROSSI

(2) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including the election of any person as a Trustee if any of the nominees named above is unable to serve or for good cause unwilling to serve and matters incident to the conduct of the Special Meeting.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
                   VOTED FOR PROPOSAL 1. PLEASE VOTE PROMPTLY.


(1)  ELECTION OF TRUSTEES (Vote for all         DATED:____________________, 2000
     nominees except as indicated above.)

                 WITHHOLD                       ________________________________
     FOR        AUTHORITY
    [   ]         [   ]                         ________________________________
                                                 (Signature of Shareholder(s))

                                                Please sign exactly as name
                                                appears above. When signing as
                                                attorney, executor,
                                                administrator, trustee or
                                                guardian, please give your title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign
                                                partnership name by authorized
                                                person. If a joint account,
                                                please provide both signatures.

PROXY                                                                      PROXY
                              MAXUS EQUITY FUND

                 Special Meeting of Shareholders - April 4, 2000
                This Proxy is Solicited on Behalf of the Trustees

     The undersigned hereby appoints Richard A. Barone and Robert J. Conrad, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Maxus Equity Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Maxus Investment Group, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio on April 4, 2000 at 8:45 a.m. local time, and any adjournments thereof.

(1) Election of trustees: (Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     RICHARD A BARONE,           DENIS J. AMATO,            BURTON D. MORGAN,
     RAJ AGGARWAL,               KENT W. CLAPP,             ROBERT FRITZ,
     STEVEN M. KASARNICH,        JOSEPH H. SMITH,           MICHAEL A. ROSSI

(2) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including the election of any person as a Trustee if any of the nominees named above is unable to serve or for good cause unwilling to serve and matters incident to the conduct of the Special Meeting.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
                   VOTED FOR PROPOSAL 1. PLEASE VOTE PROMPTLY.


(1)  ELECTION OF TRUSTEES (Vote for all         DATED:____________________, 2000
     nominees except as indicated above.)

                 WITHHOLD                       ________________________________
     FOR        AUTHORITY
    [   ]         [   ]                         ________________________________
                                                 (Signature of Shareholder(s))

                                                Please sign exactly as name
                                                appears above. When signing as
                                                attorney, executor,
                                                administrator, trustee or
                                                guardian, please give your title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign
                                                partnership name by authorized
                                                person. If a joint account,
                                                please provide both signatures.

PROXY                                                                      PROXY
                           MAXUS AGGRESSIVE VALUE FUND

                 Special Meeting of Shareholders - April 4, 2000
                This Proxy is Solicited on Behalf of the Trustees

     The undersigned hereby appoints Richard A. Barone and Robert J. Conrad, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Maxus Aggressive Value Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Maxus Investment Group, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio on April 4, 2000 at 8:45 a.m. local time, and any adjournments thereof.

(1) Election of trustees: (Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     RICHARD A BARONE,           DENIS J. AMATO,            BURTON D. MORGAN,
     RAJ AGGARWAL,               KENT W. CLAPP,             ROBERT FRITZ,
     STEVEN M. KASARNICH,        JOSEPH H. SMITH,           MICHAEL A. ROSSI

(2) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including the election of any person as a Trustee if any of the nominees named above is unable to serve or for good cause unwilling to serve and matters incident to the conduct of the Special Meeting.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
                   VOTED FOR PROPOSAL 1. PLEASE VOTE PROMPTLY.


(1)  ELECTION OF TRUSTEES (Vote for all         DATED:____________________, 2000
     nominees except as indicated above.)

                 WITHHOLD                       ________________________________
     FOR        AUTHORITY
    [   ]         [   ]                         ________________________________
                                                 (Signature of Shareholder(s))

                                                Please sign exactly as name
                                                appears above. When signing as
                                                attorney, executor,
                                                administrator, trustee or
                                                guardian, please give your title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign
                                                partnership name by authorized
                                                person. If a joint account,
                                                please provide both signatures.

PROXY                                                                      PROXY
                          MAXUS OHIO HEARTLAND FUND

                 Special Meeting of Shareholders - April 4, 2000
                This Proxy is Solicited on Behalf of the Trustees


     The undersigned hereby appoints Richard A. Barone and Robert J. Conrad, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Maxus Ohio Heartland Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Maxus Investment Group, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio on April 4, 2000 at 8:45 a.m. local time, and any adjournments thereof.

(1) Election of trustees: (Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     RICHARD A BARONE,           DENIS J. AMATO,            BURTON D. MORGAN,
     RAJ AGGARWAL,               KENT W. CLAPP,             ROBERT FRITZ,
     STEVEN M. KASARNICH,        JOSEPH H. SMITH,           MICHAEL A. ROSSI

(2) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including the election of any person as a Trustee if any of the nominees named above is unable to serve or for good cause unwilling to serve and matters incident to the conduct of the Special Meeting.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
                   VOTED FOR PROPOSAL 1. PLEASE VOTE PROMPTLY.


(1)  ELECTION OF TRUSTEES (Vote for all         DATED:____________________, 2000
     nominees except as indicated above.)
                 WITHHOLD                       ________________________________
     FOR        AUTHORITY
    [   ]         [   ]                         ________________________________
                                                 (Signature of Shareholder(s))

                                                Please sign exactly as name
                                                appears above. When signing as
                                                attorney, executor,
                                                administrator, trustee or
                                                guardian, please give your title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign
                                                partnership name by authorized
                                                person. If a joint account,
                                                please provide both signatures.